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                                                                     EXHIBIT 8.1

                              SUBSIDIARIES OF ABB

ALGERIA

ABB Electrical Service Company Spa, Hydra
SARPI--Societe Algerienne pour la realisation de projets industriels, Alger

ANGOLA
ABB Electrica SGPS, Lda., Luanda

ARGENTINA
Asea Brown Boveri S.A., Buenos Aires
Danco Talleres Metalurgicos S.A., Buenos Aires
ABB Elster S.A., Buenos Aires
Galileo La Rioja S.A., La Rioja
ABB Medidores S.A., Buenos Aires
Modulec S.A., San Luis
Talleres Tubio S.A.C.I.F., Haedo
Tubeco S.A.C.I., Moron
Tubio y Compania S.A., Buenos Aires
Tubio Tucuman S.A., Bella Vista

AUSTRALIA
Asea Brown Boveri Pty. Ltd., Sydney, NSW
Ascom Equipment Pty. Ltd., Melbourne, VIC
ABB Metering Pty Ltd., Melbourne, VIC
ABB Elsag Bailey Pty Ltd., Regents Park
ABB Engineering Construction Pty Ltd., Sydney, NSW
ABB Financial Services Australia Ltd., Sydney
ABB Industry Pty Ltd., Regents Park, NSW
ABB Networks Pty Ltd, Sydney, NSW
ABB Redbank Investments Pty Ltd., Sydney
ABB T&D Administrative Services Pty Ltd., Moorebank, NSW
Westralian Transformers Pty Limited, Osborne Park, WA
ABB Vetco Gray Australia Pty Ltd., Melbourne, VIC

AUSTRIA
Asea Brown Boveri Aktiengesellschaft, Vienna
ABB Antriebssysteme GmbH, Wiener Neudorf
ABB Krems Service GmbH & Co. KG., Vienna
Kraft & Warme GmbH, Vienna
ABB Montage GmbH, Innsbruck

BAHRAIN
ABB Automation E.C., Bahrain

BARBADOS
ABB Vetco Gray Foreign Sales Corporation Inc., Bridgetown

BELGIUM
Asea Brown Boveri S.A., Brussels
Asea Brown Boveri Colasse N.V., Kuurne
Asea Brown Boveri Definit N.V., Bazel

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Asea Brown Boveri Electro NV/SA, Zaventem
Asea Brown Boveri Service NV, Antwerpen
Asea Brown Boveri Europe Ltd., Brussels
Asea Brown Boveri ALVI S.A., Queue-du-Bois
Asea Brown Boveri Elve N.V., Opwijk
S.A. Helvimo N.V., Bruxelles
Asea Brown Boveri I.P.A. N.V., Court-St-Etienne
Asea Brown Boveri Jacquet S.A., Naninne/Namur
Asea Brown Boveri Jumet S.A., Jumet
ABB Kent Meters S.A./N.V., Brussels
Asea Brown Boveri Reviso BVBA, Melsele
ABB Service Worldwide, Zaventem
Sirius Belgium Reassurances S.A., Liege
Asea Brown Boveri Unisalco SA, Naninne / Namur
ABB Zantingh Energie Systemen NV, Mechelen

BERMUDA (GB)
Scandinavian Reinsurance Company Ltd.,Bermuda

BOLIVIA
Asea Brown Boveri Ltda., La Paz-Bolivia

BOTSWANA
Asea Brown Boveri (PTY) Ltd., Gabarone

BRAZIL
ABB Ltda., Osasco
Mega Transformadores S/A, Santa Catarina
ABB Nansen Medidores de Agua S.A., Montes Claros
Projetos Energeticos Ltda., Osasco
ABB Service Ltda., Camacari
Termobahia Ltda., Osasco

BULGARIA
Asea Brown Boveri Ltd., Sofia
ABB Avangard Ltd., Sevlievo
ABB Control Ltd., Petrich

CAMEROON
Asea Brown Boveri S.A., Douala

CANADA
ABB Inc., St. Laurent, Quebec
Bailey-Sea (NFLD) Ltd., ST. John's
ABB Bomem Inc., Quebec
Combustion Engineering Technology Investment Corp., St.Laurent, Quebec ABB Offshore Systems Canada Inc., Nisku
Rector-Gray Ltd., Calgary
ABB Vetco Gray Canada Inc., Edmonton, Alberta

CHILE
Asea Brown Boveri S.A., Santiago
SBE Chile Sociedade Brasileira de Eletrificacao Santiago
ABB Medidores Tavira SA, Santiago

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CHINA
Asea Brown Boveri (China) Investments Ltd., Beijing
ABB Holding Ltd., Hong Kong
ABB Automation Ltd., Hong Kong
ABB Bailey Beijing Controls Co. Ltd., Beijing
ABB China Ltd., Hong Kong
ABB Distribution Transformer (Hefei) Limited, Anhui
ABB Xiamen Switchgear Co. Ltd., Xiamen
ABB (China) Engineering Co. Ltd. Xiamen
ABB Engineering (Shanghai) Ltd., Shanghai
Beijing Huakangda Computer Application Technology Co. Ltd., Beijing ABB Huadian High Voltage Switchgear (Xiamen) Company Ltd., Xiamen ABB Beijing Drive Systems Co. Ltd., Beijing
ABB Industrial and Building Systems Ltd., Hong Kong
ABB LV Installation Materials Co. Ltd., Beijing
ABB Xinhui Low Voltage Switchgear Co. Ltd., Xinhui(Guangdong)
ABB Xiamen Low Voltage Equipment Co. Ltd., Xiamen Ltd., Shanghai ABB Yuejin Motors (Shanghai) Co. Ltd., Shanghai
Guangdong ABB Power Plant Services Co. Ltd., Guangzhou
ABB Transmission and Distribution Ltd., Hong Kong
ABB Shanghai Transformer Co. Ltd., Shanghai
ABB High Voltage Switchgear Co. Ltd., Beijing
ABB Power System Communication & Automation Co. Ltd., Guangzhou
ABB Hefei Transformer Co. Ltd., Hefei
Vetco Gray Petroleum Equipment (Shanghai) Co. Ltd., Shanghai
ABB Zhongshan Transformer Company Ltd., Zhongshan City
ABB Asia Pacific Ltd., Hong Kong
ABB Energy Ventures (HK) Ltd., Hong Kong
ABB Supply Services Ltd., Hong Kong
ABB Vetco Gray (Hong Kong) Limited, Hong Kong

COLOMBIA
Asea Brown Boveri Ltda., Bogota
ABB Compania Colombiana de Medidores Tavira SA, Bogota

COTE D'IVOIRE/IVORY COAST
Asea Brown Boveri Cote d'Ivoire SA, Abidjan
ABB AJ Entreprises S.A., Abidjan

CROATIA
Asea Brown Boveri Ltd., Zagreb

CZECH REPUBLIC
Asea Brown Boveri s.r.o., Prague
ABB DIZ s.r.o., Prague
ABB EJF s.r.o., Brno
ABB Elsynn s.r.o., Brno
ABB Elektro-Praga s.r.o., Jablonec nad Nisou
ABB Lummus Global s.r.o., Brno
ABB Energo s.r.o., Prague

DENMARK
ABB A/S, Odense

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ABB Credit A/S, Odense
ABB Electric A/S, Fredericia
ABB Energi & Industri A/S, Skovlunde
ABB Komponent A/S, Tastrup
ABB Motors A/S, Odense
ABB Offshore Danmark A/S, Kolding
ABB Service A/S, Odense
ABB Support A/S, Odense
ABB Zantingh Energi Systemer A/S, Hadsten

ECUADOR
Asea Brown Boveri S.A., Quito

EGYPT
Asea Brown Boveri S.A.E., Cairo
ABB Arab Contractors for Construction, Heliopolis
ABB Arab S.A.E., Cairo
Egyptian Maintenance Company, Cairo
ABB High Voltage Co. S.A.E., Heliopolis/Cairo
ABB Industrial Systems S.A.E., Heliopolis
ABB Metals & Plastics Manufact. Co. SAE, 10th of Ramadan City
ABB Petroleum Technology, Cairo
ABB Support for Trading and Services S.A.E., Cairo
ABB Turbochargers S.A.E., Suez
ABB Transformers S.A.E., El-Nozha El-Gedida

EL SALVADOR
Asea Brown Boveri SA, San Salvador

ESTONIA
ABB AS, Tallinn
ABB Elekter AS, Keila
ABB Kunda Service AS, Kunda
ABB EE Service Eesti AS, Tallinn

ETHIOPIA
Asea Brown Boveri Ltd., Addis Ababa
ABB-Midroc Industrial Service, Addis Ababa

FINLAND
ABB Oy, Helsinki
ABB Group Services, Vaasa
ABB Azipod Oy, Helsinki
ABB Control Oy, Vaasa
ABB Corporate Research Finland Oy, Vaasa
ABB Credit Oy, Helsinki
ABB Current Oy, Helsinki
ABB Industry Oy, Helsinki
Kanavakangas, Helsinki
ABB Flakt Oy, Turku
Fastighets Ab Lukkarinpuustelli, Abo
ABB Kiinteistopalvelut Oy, Helsinki
ABB Installaatiot Oy, Paimio
Kiinteisto Oy Bolenraitti 10, Helsinki

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Sahkolahteenmaki-Kiinteistot Oy, Helsinki
Kiinteisto Oy Immel--Levi, Kittila
ABB Transmit Oy, Vaasa
ABB Motors Oy, Vaasa
ABB Oulun Teollisuuspalvelu Oy, Oulu
Kiinteisto Oy Helsingin Perkiontie, Helsinki
ABB Sahkorinne Kiinteisto Oy, Helsinki
ABB Service Oy, Helsinki
ABB Shipins Oy, Turku
ABB Substation Automation Oy, Vaasa
Insinooritoimisto Telesilta Oy, Uusikaupunki
Kiinteisto Oy Toijalan Hameentie 23, Helsinki
Turun LVI-Palvelu Oy, Turku
ABB Tools Oy, Vaasa

FRANCE
ABB S.A., Paris La Defense
ABB Automation SA, Massy
ABB Business Services, Paris
Cogelub, Persan
ABB Comptage S.A., Villeneuve D'Ascot
ABB Control S.A., Chassieu
ABB Diffusion S.N.C., Chassieu
ABB Flexible Automation S.N.C., Saint-Ouen-l'Aumone
ABB Solyvent Ventec SAS, Meyzieu
ABB Full Maintenance SAS, Persan
ABB Flakt S.A., Velizy
ABB Lummus Global SarL., Gergy Pontoise Cedex
ABB VIM S.N.C., Saint Maixent l'Ecole
ABB Energie S.N.C., La Defense
ABB Body-in-White S.A., Beauchamp
ABB Process Analytics Sarl Fluidsysteme, Bois Colombes
ABB Service Est SAS, Richwiller
ABB Service S.N.C., Persan
ABB Systems SAS, Paris
ABB Vetco Gray France S.A.R.L, Pau

GERMANY
Asea Brown Boveri Aktiengesellschaft, Mannheim
ABB Automatisierungsanlagen Cottbus GmbH, Cottbus
ABB Airport Technologies GmbH, Mannheim
Aenea Flugfeldsysteme GmbH, Bannewitz
ABB Automation Products GmbH, Eschborn
ABB Asset Finance GmbH, Mannheim
ABB Stotz-Kontakt / Striebel & John Vertriebsgesellschaft mbH, Sasbach ABB Schaltanlagentechnik GmbH, Ladenburg
ABB Automation Systems GmbH, Mannheim
ABB Hochenergiebatterie GmbH., Heidelberg
ABB Reaktor GmbH, Mannheim
ABB Kraftwerke Berlin GmbH, Berlin
Busch-Jaeger Elektro GmbH, Mannheim/Ludenscheid
ABB Business Services GmbH, Mannheim

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ABB Calor Emag Mittelspannung GmbH, Ratingen
ABB Calor Emag Schaltanlagen AG, Mannheim Frankfurt
ABB Netserv Daten- und Kommunkationsnetze GmbH, Mannheim
ABB Energieanlagenbau GmbH, Dresden
ABB Engineering und Consulting GmbH, Wiesbaden
EDR Energiedienstleistungsges. Ratingen mbH, Freiburg
ABB Energiesysteme GmbH, Essen
Elektroinstallation Annaberg GmbH, Annaberg-Buchholz
ABB Energy Information Systems GmbH, Mannheim
ESA Energiedientleistungsges. Sankt Augustin mbH, Freiburg
ABB Energie Service GmbH, Essen
ABB Energy Ventures GmbH, Mannheim
ABB Flexible Automation GmbH, Friedberg
ABB Finazierungs- und Verwaltungs GmbH, Mannheim
ABB Flexible Powertrain Assembly GmbH, Langenfeld
ABB Flakt Produkte GmbH, Butzbach
ABB Gebaudeautomation GmbH. Mannheim
ABB Grundbesitz GmbH, Mannheim
ABB Grundbesitz Berlin GmbH & Co. Objekte Berlin OHG, Berlin
ABB Gebaudetechnik AG, Mannheim
ABB Grundbesitz-Verwaltung-GmbH, Mannheim
Gesellschaft fur wirtschaftliche Energieversorgung, Freiburg
Hartmann & Braun GmbH & Co. KG, Eschborn
ABB Energiemesstechnik ICM GmbH, Hamburg
IHKW Industrieheizkraftwerk Heidenheim GmbH, Freiburg
ABB Isolrohr GmbH, Fulda
JLEC Holdings GmbH, Mannheim
JLEC Power Ventures GmbH, Mannheim
ABB Energiekabel GmbH, Mannheim
ABB Kent Messtechnik GmbH, Lampertheim
ABB Kommunikations- und Informations Services GmbH, Mannheim
ABB Kondensatoren GmbH, Brilon
Komposit-Risikoberatungs- und Versicherungsvermittlungs-GmbH, Heidelberg ABB Leasing GmbH, Mannheim
Asea Brown Boveri AG & Co. Leasing KG, Mannheim
ABB Lummus Global GmbH, Wiesbaden
ABB Management Consulting GmbH, Mannheim
ABB Motors GmbH, Menden
ABB Management Support GmbH, Mannheim
ABB Marketing und Vertrieb GmbH, Heidelberg
ABB Patent GmbH, Mannheim
ABB Paint Automation GmbH, Butzbach
Gatex Kunststoffbearbeitung GmbH, Wackersdorf
Pucaro Elektro-Isolierstoffe GmbH, Roigheim
ABB Service GmbH, Bobingen
ABB Service GmbH Deutschland Instandhaltungen, Dortmund
ABB Structured Finance GmbH, Mannheim
Sirius Ruckversicherungsservice GmbH, Hamburg
ABB Schalt- und Steuerungstechnik GmbH, Heidelberg
ABB Stotz-Kontakt GmbH, Mannheim
Striebel & John GmbH & Co. KG, Sasbach-Obersasbach

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Striebel Vermogensverwaltungsgesellschaft mbH, Sasbach-Obersasbach
ABB Training Center Rhein-Neckar GmbH, Mannheim
ABB Technologie GmbH, Mannheim
ABB Transformatoren GmbH, Bad Honnef
ABB Turbolader Vertriebs- und Service GmbH, Hamburg
ABB Treasury Services GmbH, Frankfort
ABB Unterstutzungseinrichtung GmbH, Mannheim
ABB Utility Automation GmbH, Mannheim
ABB Wirtschaftsbetriebe GmbH, Mannheim
ABB Zantingh Deutschland GmbH, Berlin

GHANA
Asea Brown Boveri Ltd., Accra

GREECE
Asea Brown Boveri S.A., Metamorphossis Attica
ABB Constructions S.A., Metamorphossis Attica
ABB Industry S.A., Metamorphossis Attica
SAE Hellas A.E., Societa Anonima Tecnica Elettrificazione, Athens
ABB Trade S.A., Metamorphossis Attica

HUNGARY
Asea Brown Boveri Ltd., Budapest
ABB Elektroszerviz Kft., Dunaujvaros
ABB Energir Kft, Budapest
ABB Pacont Folyamatszabalyozasi Kft., Budapest
ABB Szerviz Kft., Fertoszentmiklos
ABB Vizmero Kft., Budapest

INDIA
Asea Brown Boveri Ltd., Bombay
CG-Elsag Bailey Ltd., Faridabad
ABB Instrumentation Ltd., Haryana
ABB Lenzohm Service Ltd., Bombay
Introl India Ldt., Ambad
Universal ABB Power Cables Ltd., Birla Vikas

INDONESIA
PT ABB Batam
PT ABB Installation Materials, Jakarta
PT ABB Sakti Industri, Jakarta
PT ABB Transmission and Distribution, Jakarta
PT Vetco Gray Indonesia, Jakarta

IRAN
Asea Brown Boveri (P.J.S.C.), Teheran

IRELAND
Asea Brown Boveri Ltd, Dublin
ABB Installations Ltd, Dublin
ABB Transformers Ltd., Waterford
ABB Industrial Systems Ltd., Dundalk
Rialto Cables & Plastics Ltd., Dublin
Wessel Energy Cables Ltd., Dublin

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Wessel Cable Ltd., Longford
Wessel Industries Ltd., Dublin
Wessel Promotion Ltd., Dublin
Wessel (R&D) Ltd.,Dublin

ISRAEL
Asea Brown Boveri B.m. (Holding) Ltd., Tirat Carmel
ABB Drives Ltd., Tirat Carmel
ABB Electroplan Ltd., Tirat Carmel
ABB Services Ltd., Tirat Carmel

ITALY
ABB S.p.A., Milan
ABB Adda S.p.A., Lodi
Soico Sud S.p.A., Taranto
Apisoi Service S.p.A., Falconara Marittima
ABB Contatori S.r.l., Gavirate
ABB Capital S.p.A., Milan
ABB Dacom S.p.A., Sesto S. Giovanni, MI
ABB Elettrocondutture S.p.A., Vittuone, MI
ABB Euro S.r.l., Milan
ABB Flexible Automation S.p.A., Milano
ABB Multiservice S.r.l., Milan
ABB Sistemi Industriali S.p.A. Sesto San Giovanni, MI
ABB Installazioni S.p.A., Milan
ABB Instrumentation S.p.A., Lenno
ABB Lummus Global Italia S.r.l., Assago
ABB Trasformatori S.p.A., Legnano, MI
SIB Rental S.r.l., Milan
PR.ENER.CA Ceresio S.r.l., Milan
Rebosio S.r.l., Milano
ABB Ricerca S.p.A., Sesto S. Giovanni, MI
SIB Leasing S.p.A., Milan
SACEM Sarda Costruzioni e Montaggi S.p.A., Porto Torres
ABB SAE S.p.A., Milan
ABB Sace TMS S.p.A, Bergamo
ABB Sace S.p.A., Bergamo
ABB Servomotors S.r.l., Asti
ABB Soimi Engineering & Contracting S.p.A., Sesto San Giovanni
Telecogen s.r.l., Bussolengo
ABB Energy Automation S.p.A., Ariccia
ABB Finanziaria S.r.l., Milan
ABB Vetco Gray Italia S.R.L., Milan

JAPAN
ABB K.K., Tokyo
ABB Kawaden K.K., Tokyo
Nippon Flakt K.K., Tokyo

JORDAN
ABB Ltd. Jordan, Amman
ABB Near East Trading Ltd., Amman

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KAZAKHSTAN
ABB Ltd., Almaty

KENIA
Asea Brown Boveri Ltd., Nairobi

KOREA, REPUBLIC OF
Asea Brown Boveri Ltd., Seoul

KUWAIT
Asea Brown Boveri Electrical Co. (KSC) Closed, Safat

LATVIA
ABB SIA, Riga

LEBANON
ABB Electrical Co. S.A.L., Beirut

LITHUANIA
ABB UAB, Vilnius
ABB Technika UAB, Vilna

LUXEMBOURG
Asea Brown Boveri (Luxembourg) S.A., Luxembourg
ABB Energy Leasing S.a.r.l., Luxembourg

MALAYSIA
Asea Brown Boveri Holdings Sdn. Bhd., Petaling Jaya
ABB Insurance Brokers (L) Bhd., Labuan
ABB Industrial Contracting Sdn. BHd., Kuala Lumpur
ABB Contracting Sdn. Bhd., Kuala Lumpur
ABB Industrial and Building Syst. Sdn. Bhd., Kuala Lumpur
Asea Brown Boveri Manufacturing Sdn. Bhd., Kuala Lumpur
ABB Sapura Sdn.Bhd., Kuala Lumpur
ABB Transmission and Distribution Sdn. Bhd., Selangor Darul Ehsan
Asea Brown Boveri Mali, Bamako

MAURITIUS
Asea Brown Boveri Ltd., Port Louis
ABB International Holdings Ltd., Port Louis

MEXICO
Asea Brown Boveri S.A. de C.V., Mexico City
ABB Mexico Fans S.A. de C.V., Tlalnepantla
Fispo S.A., Tlalnepantla
ABB Flakt, S.A. de C.V., Tlalnepantla
ABB Inmobiliaria S.A. de C.V., Mexico
ABB Instalaciones, S.A de C.V., Tlalnepantla
Medidores Kent S.A. de C.V., Mexico D.F.
SBE Mexico S.A. de C.V., Mexico City
ABB Sistemas, S.A. de C.V., Tlalnepantla

MOROCCO
Asea Brown Boveri S.A., Casablanca

MOZAMBIQUE
ABB Tecnel Limitada, Maputo

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NAMIBIA
Asea Brown Boveri (Pty) Ltd., Windhoek
Windhoek Electrical Works (Pty) Ltd., Windhoek

NETHERLANDS
ABB BV, Rotterdam
ABB Capital, B.V., Amsterdam
Lummus JSC Russia B.V. The Hague
ABB Credit Holding B.V., Amsterdam
ABB Credit B.V., Amsterdam
ABB Credit Energy B.V., Amsterdam
Elsag Bailey Hartmann & Braun Nederland BV., Delft
ABB Meters B.V., Breda
ABB Energie Services BV, Rotterdam
ABB Energy Ventures B.V., Amsterdam
ABB Participations B.V., Amsterdam
ABB Finance B.V., Amsterdam
ABB Financial Services B.V., Amsterdam
ABB Power Investment (India) B.V., Amsterdam
ABB Flakt Service BV, Amersfoort
ABB Structured Finance B.V., Amsterdam
ABB Lummus Global B.V., The Hague
ABB Lummus Heat Transfer B.V., The Hague
Lummus Contracting B.V., The Hague Maynard BV, Breda
ABB Energy Ventures Projects B.V., Amsterdam
ABB SattLine BV, Etten-Leur
ABB Service BV, Rotterdam
ABB Zantingh Energiesystemen BV, Aalsmeer
ABB Zantingh Productie BV, Groningen

NETHERLANDS ANTILLES (NL)
ABB Special Investment N.V., Willemstad
ABB International Finance N.V., Willemstad
ABB Investment N.V., Willemstad
ABB Pilatus N.V., Curacao

NEW ZEALAND
Asea Brown Boveri Ltd., Auckland

NIGERIA
Asea Brown Boveri Ltd., Ikeja/Lagos
ABB Electrical Systems Ltd., Lagos
EB Global Engineering Ltd., Lagos
ABB Lummus Crest Randall Nigeria Ltd., Lagos
Vetco Gray Nigeria Limited, Port Harcourt

NORWAY
Asea Brown Boveri AS, Billingstad
ABB Corporate Research AS, Billingstad
ABB Credit AS, Billingstad
ABB Control AS, Skien
ABB Eiendomsdrift AS, Billingstad
ABB Eiendom AS, Billingstad

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ABB Flexible Automation AS, Bryne
ABB MiljY AS, Oslo
ABB Griptech AS, Drammen
ABB Industri AS, Oslo
ABB Industri og Offshore AS, Billingstad
ABB Installasjon AS, Billingstad
J.P. Kenny AS, Forus
ABB Offshore Systems AS, Sandnes
ABB Partner AS, Billingstad
Philip Hauge AS, Nesttun
ABB Kraft AS, Drammen
ABB Service AS, Drammen
Norsk Subsea Cable AS, Drammen
ABB Financial Services AS, Billingstad
ABB Vetco Gray AS, Stavanger

PAKISTAN
Asea Brown Boveri (Pvt) Ltd., Lahore

PANAMA
Asea Brown Boveri S.A., Panama
Tradeinvest Centroamericana S.A., Panama

PAPUA, NEW GUINEA
EPT (PNG) Pty Limited, Port Moresby
James Watt (PNG) Pty. Ltd., Regents Park, NSW

PERU
Asea Brown Boveri S.A., Lima

PHILIPPINES
Asea Brown Boveri Inc., Paranaque, Metro Manila
ABB Industry Inc., Paranaque, Metro Manila

POLAND
ABB Sp.zo.o., Warsaw
ABB Centrum Automatyki Sp.zo.o., Wroclaw
ABB Customs Agency Sp.zo.o., Lodz
ABB Donako Sp.zo.o., Wroclaw
ABB Dolmel Drives Sp.zo.o., Wroclaw
ABB Elpar Sp.zo.o., Lodz
ABB Elta Sp.zo.o., Lodz
ABB Huta Katowice Service Sp.zo.o., Dabrowa Gornicza
ABB InfoSupport Sp.zo.o, Elblag
ABB Instal Sp.zo.o., Wroclaw
ABB Kent Polska Sp.zoo, Lodz
ABB Kent Metr. Polska Sp.zoo, Lodz
ABB Industrial Components Sp.zo.o., Warsaw
ABB Serwis Sp.zo.o., Elblag
ABB Zamech Gazpetro Sp.zo.o., Elblag
ABB Zamech Marine Sp.zo.o., Elblag
ABB ZWAR S.A., Warsaw

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PORTUGAL
Asea Brown Boveri S.G.P.S., S.A., Amadora
ABB Stotz Kontakt Electrica, Lda., Porto
ABB Componentes Electricos UM S.A., Amadora
Fernando A. Lemos Ltda., Laran
Mague Equipamentos de Movimentacao S.A., Amadora
Asea Brown Boveri S.A., Amadora
SMM--Sociedade de Montagens Metalomecanicas S.A., Amadora

PUERTO RICO
Kent Meters Inc., Isabela

ROMANIA
Asea Brown Boveri SRL, Bucharest
ABB Rometrics SRL, Timisoara
ABB Transformatoare SRL, Bucharest

RUSSIA
Asea Brown Boveri Ltd, Moscow
ABB Elektrozolit Bushing Ltd., Moscow
ABB Communications and Information Systems Ltd., Moscow
ABB Electroengineering Ltd., Moscow
ABB Elmek Ltd., Moscow
ABB Industrial and Building Systems Ltd., Moscow
ABB Moskabel Ltd., Moscow
Lada-Flakt Ltd., Togliatti
ABB VEI Metronica Ltd., Moscow
ABB Moselectro Ltd., Moscow
ABB Relays-Cheboksary Ltd., Moscow
ABB Service Ltd., Moscow
ABB UETM Ltd. Ekaterinsburg

SAUDI ARABIA
ABB Contracting Company Ltd., Riyadh
ABB Electrical Industries Ltd., Riyadh
Lummus Alireza Ltd. Co., Saudi Arabia
Saudi Sadelmi Technical Construction Co. Ltd., Riyadh

SENEGAL
ABB Herlicq S.A., Dakar

SINGAPORE
ABB Agencies Pte Ltd., Singapore
ABB Bailey Pte. Ltd., Singapore
ABB Installation Materials (East Asia) Pte Ltd., Singapore
ABB Industry Pte. Ltd., Singapore
ABB Lummus Global Pte. Ltd., Singapore
ABB Offshore Systems Pte. Ltd., Singapore
ABB Power Pte. Ltd., Singapore
ABB Support Pte. Ltd., Singapore
ABB Transformers Pte. Ltd., Singapore
ABB Treasury Center (Asia Pacific) Pte. Ltd., Singapore
ABB Vetco Gray (Pte) Ltd., Singapore

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SLOVAKIA
ABB s.r.o., Bratislava
ABB Elektro s.r.o., Bratislava
ABB Komponenty s.r.o., Kosice

SLOVENIA
Asea Brown Boveri D.o.o., Ljubljana

SOUTH AFRICA
ABB Holdings (Pty) Ltd, Sandton
ABB Automation (Pty) Ltd., Sunninghill
ABB Energy Engineering (Pty) Ltd., Sunninghill
ABB Installation Materials Ltd., Sandton
ABB Karebo Manufacturers (Pty), Midrand
ABB Kent Measurement (Pty) Ltd., Johannesburg
ABB Powertech Transformers (Pty) Ltd., Pretoria
ABB Fans (Pty) Ltd., Bedfordview
ABB Transmission and Distribution (Pty) Ltd., Sandton

SPAIN
Asea Brown Boveri S.A., Madrid
ABB Cidespa S.A., Madrid
ABB Electrocomponentes S.A., Barcelona
ABB Energy Services S.A., Madrid
ABB Flexible Automation S.A., Sabadell-Barcelona
ABB Iberconta S.A., Madrid
ABB Sistemas Industriales S.A. San Quirze del Valles
ABB Motores S.A., Sant Quirze del Valles (Barcelona)
ABB Niessen S.A., Oyartzun
ABB Sadespa, S.A., Madrid
ABB Service S.A., Madrid
ABB Stotz Kontakt, S.A., Getafe
ABB Subestaciones S.A., Cordoba
ABB Trafo S.A., Zaragoza

SWEDEN
ABB Participation AB, Vasteras
ABB AB, Vasteras
ABB Ventilation Products AB, Jonkoping
ABB Financial Services AB, Stockholm
ABB Automation Products AB, Vasteras
ABB Assist AB, Ludvika
ABB Automation Systems AB, Vasteras
Forvaltningsbolaget Attan HB, Stockholm
ABB Business Systems, Vasteras
ABB Capacitors AB, Ludvika
ABB Cewe AB, Nykoping
ABB Communications AB, Vasteras
ABB Components AB, Ludvika
ABB Construction AB, Vasteras
ABB Credit Alpha AB, Stockholm
ABB Credit AB, Stockholm
ABB Credit Finans AB, Stockholm

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ABB Control AB, Vasteras
ABB Credit Stockholm AB, Stockholm
ABB Flexible Rental AB, Stockholm
ABB Contracting AB, Vasteras
Romania Invest AB, Vasteras
ABB Transformers Mjolby AB, Mjolby
ABB Distribution AB, Vasteras
ABB Kabeldon AB, Alingsas
ABB Energy Information Systems AB, Stockholm
ABB Electrotec AB, Stockholm
AB Electro-Invest, Vasteras
ABB Industriunderhall AB, Degerfors
Elteknik i Eskilstuna AB, Eskilstuna
ABB EMC-Certification AB, Vasteras
Fastighets AB Malmaberg, Vasteras
ABB Fastighet AB, Vasteras
ABB Flexible Automation AB, Vasteras
ABB Coiltech AB, Soderkoping
ABB Financial Energy AB, Stockholm
ABB Figeholm AB, Figeholm
ABB Flakt Virkestorkning AB, Skelleftea
ABB Facilities Management AB, Vasteras
ABB Kent Meters AB, Stockholm
ABB Financial Consulting AB, Stockholm
Fastighets AB Gladan, Vasteras
ABB Airtech AB, Nacka
Fastighets AB Kaminen, Vasteras
GMKI Elkonsult AB, Stockholm
ABB High Voltage Cables AB, Karlskrona
ABB Hybrid Systems AB, Vasteras
ABB Industriservice AB, Uppsala
ABB Flakt Industri AB, Vaxjo
ABB Inelta AB, Kvissleby
ABB Kraftintressenter KB, Stockholm
Forvaltningsbolaget Kryddgarden HB, Stockholm
ABB Kumotech AB, Sundsvall
Life Cycle Profit AB, Vasteras
Forvaltningsbolaget Ljungarum H.B., Vasteras
ABB LV Systems AB, Vasteras
ABB Flakt Marine AB, Askim
Fastighets AB Dalasved, Vasteras
ABB Motors Central Stock Nordic AB, Vasteras
ABB Motors AB, Vasteras
ABB Nordkomponent AB, Solleftea
ABB Body in White AB, Olofstrom
ABB Partner AB, Vasteras
ABB Plast AB, Pitea
ABB Power Systems AB, Ludvika
ABB New Finance AB, Stockholm
Resonia Leasing AB, Umea
ABB Rental AB, Stockholm

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Resonia AB, Stockholm
ABB Robotics AB, Vasteras
ABB Renting AB, Stockholm
ABB I-R Waterjet AB, Ronneby
ABB Satt AB, Malmo
ABB Service AB, Vasteras
ABB Structured Finance (Sweden) AB, Vasteras
Sirius International Forsakrings AB (publ), Stockholm
Fastighets AB Solskavan, Vasteras
ABB Service Pappersunderhall AB, Vasteras
ABB Support AB, Vasteras
ABB Metering SVM AB, Kista
ABB Switchgear AB, Ludvika
Swedewater AB, Landskrona
ABB Transmission and Distribution Services AB, Ludvika
ABB Transformers AB, Ludvika
Tre Kronor Kapital AB, Stockholm
ABB Treasury Center (Sweden) AB, Stockholm
ABB Teknikservice AB, Fagersta
ABB VMU Teknik, Ornskoldsvik

SWITZERLAND
ABB Ltd., Zurich
ABB Asea Brown Boveri Ltd., Zurich
Asea Brown Boveri AG, Baden
ABB Financial Services Ltd., Zurich
ABB Insurance Brokers AG, Baden
ABB AP Trading & Engineering AG, Zurich
ABB Automation Group Ltd., Zurich
ABB CMC Carl Maier AG, Schaffhausen
ABB Corporate Management Services AG, Zurich
ABB Corporate Research Ltd., Baden-Dattwil
ABB Energy Engineering AG, Zurich
ABB Export Bank, Zurich
ABB Equity AG, Zurich
ABB Flexible Automation AG, Zurich
Grossenbacher Installationen AG, St. Gallen
ABB Handels- und Verwaltungs AG, Zurich
Hasel Immobilien AG, Baden
Hollenstein & Partner AG, Rapperswil
ABB Hochspannungstechnik AG, Zurich
ABB Building Technologies Management Ltd., Zurich
ABB Immobilien AG, Baden
ABB Industrie AG, Baden
ABB Business Services Ltd., Baden
ABB Installationen AG, Volketswil
JAG Jakob Installationen AG, Biel
ABB KeyCom AG, Zurich
Kriegel & Co. Inh. Th. Muller AG, Muttenz
Kriegel & Schaffner AG, Basel
Micafil AG, Zurich

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ABB CMC Systeme AG, Baden
ABB Normelec AG, Zurich
ABB Projects and Services Ltd., Zurich
ABB Power Automation Ltd., Turgi
ABB Secheron S.A., Satigny
ABB Semiconductors AG, Baden
ABB Structured Finance AG, Baden
ABB T&D Enterprises Ltd., Zurich
ABB Elettro Impianti S.A., Lugano
ABB T&D Technology Ltd., Zurich
ABB Power Lines S.A., Lugano
ABB Turbo-Systems AG, Baden
ABB Unifer AG, Baden
ABB Venture Capital Ltd., Baden

TAIWAN
Asea Brown Boveri Ltd., Taipei

TANZANIA, UNITED REPUBLIC
Asea Brown Boveri Ltd., Dar Es Salaam
ABB Tanelec Ltd., Arusha

THAILAND
Asea Brown Boveri Ltd., Samutprakarn
ABB Capacitors Ltd., Samutprakarn
ABB Engineering & Construction Ltd., Samutprakarn
ABB Distribution Ltd, Samutprakarn
ABB Industry Ltd., Samutprakarn
ABB Power Ltd., Samutprakarn
ABB Ltd., Samutprakarn
Thephalai Company Ltd., Samutprakarn

TUNISIA
ABB Maghreb Services S.A., Tunis

TURKEY
ABB Elektrik Sanayi A.S., Istanbul

UGANDA
Asea Brown Boveri, Kampala

UKRAINE
ABB Monolit, Kharkov-664

UNITED ARAB EMIRATES
ABB Transmission & Distribution Ltd., Abu Dhabi
ABB Industries (L.L.C), Dubai

UNITED KINGDOM
ABB Ltd., London
Architron Steward Ltd., London
ABB August Ltd., Crawley
The Berkeley Electrical Company of Africa Ltd., London
Sirius (UK) Insurance PLC, London
ABB Control Ltd., Exhall, Coventry

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Durham Control Systems Ltd., London
ABB Low Voltage Systems Ltd., Sunderland
Durham Switchgear International Ltd., London
Durham Switchgear Ltd., London
ABB Energy Development Company Ltd., London
European Field Development Technology Ltd., Sutton
ABB Energy Ventures (UK) Ltd., London
ABB Energy Ventures (Jersey) Ltd., Jersey
ABB Flakt Service Ltd., London
ABB Energy Information Systems Ltd., Farnham, Surrey
ABB Structured Finance Ltd., Guernsey
ABB Treasury Center (UK) PLC, London
ABB Lummus Global Ltd., Sutton
Higgins & Cattle Ltd., London
ABB Higrade Resources Ltd., Sutton
ABB Insurance Ltd., Guernsey
ABB Automation Ltd, Stevenage
ABB IOP Services Ltd., Sutton
ABB Insurance Services Ltd., Guernsey
ABB Metering Ltd., Luton
ABB Instrumentation Ltd., St. Neots
ABB Kent Investments Ltd., Luton
ABB Lummus Crest Ltd., Sutton
ABB Linkman Systems Ltd., Beckenham, Kent
ABB Lutech Resources Ltd., London
ABB Metering International Ltd., Stone
GN Novinvest Ltd., St. Helier
ABB Offshore Systems Ltd., Bristol
ABB Support Ltd., Derby
ABB Power T&D Ltd, Telford
Sirius (UK) Insurance Co. Ltd., London
Subsea Intervention Systems Limited, London
ABB Transinvest Ltd., St. Helier, Jersey
ABB Vetco Gray U.K. Ltd., Aberdeen
West Africa Completion Services Ltd., London
ABB Steward & Co. Ltd., London
William Steward International Ltd., London
ABB Zantingh Ltd., Cheltenham

UNITED STATES
Asea Brown Boveri Inc., Norwalk, CT
Bailey Fischer & Porter, Warminster
Bailey Network Management, Sugar Land
ABB Control Inc., Wichita Falls, TX
ABB Credit Inc., Stamford, CT
Elsag Bailey Automation, Wickliffe
ABB Energy Capital LLC, Boston
ABB Energy Information Systems, Santa Clara
Electronic Technology Systems Inc., Natrona Heights
ABB Energy Ventures Inc., Princeton, NJ
ABB Garden City Fan, Niles, MI

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ABB Financial Services Inc., Stamford, CT
ABB Development Corporation, Stamford
ABB Harnco Inc., New Berlin, WI
Integrated Communications Systems Inc., Suyrna
ABB Industrial Products Inc., Columbus
ABB Automation Inc., Columbus, OH
ABB Water Meters Inc., Ocala, FL
ABB Lummus Construction Company, Bloomfield, NJ
ABB LGI Constructors Inc., Houston, TX
Lummus Catalyst Company, Bloomfield, NJ
ABB Finance Inc., Stamford, CT
ABB Lummus Global Overseas Corporation, Bloomfield, NJ
ABB Lummus Global Inc., Bloomfield, NJ
ABB Offshore Systems Inc., Houston
ABB Body in White Inc., Auburn Hills, MI
Offshore Production Systems, Inc., Houston, TX
ABB Project Management Organization, Inc., Bloomfield, NJ
PaProMac USA Inc., Cleveland, OH
ABB Randall Corporation, Houston, TX
ABB Susa Inc., North Brunswick, NJ
ABB Business Services Inc., Norwalk, CT
ABB Structured Finance (USA) Inc., Stamford
Sirius America Insurance Company, New York, NY
ABB Semiconductors Inc., Norwalk, CT
ABB Special Finance Corp., Stamford, CT
ABB Structured Finance (Americas) Inc. Stamford
ABB Susa International Inc., North Brunswick, NJ
ABB Treasury Center USA Inc., Stamford, CT
ABB T & D Enterprises Inc., North Brunswick NJ
ABB Power T&D Company Inc., Raleigh, NC
ABB Vetco Gray Inc., Houston, TX

URUGUAY
ABB CL Logistic S.A., Montevideo
SBE Uruguay S.A., Montevideo

UZBEKISTAN
ABB CHTZ Closed Joint Stock Company, Chirchik
ABB Tamir Ltd., Nurabad

VENEZUELA
Asea Brown Boveri S.A., Caracas
(The) Lummus Company Venezuela C.A. Caracas
Inversiones ABB-SABA, C.A., Caracas
ABB Servicios Gray Tool Co. de Venezuela C.A., Maracaibo
Tavira SA, Caracas
ABB Vetco Gray de Venezuela, C.A., Edo Zulia

VIETNAM
ABB Industry Ltd., Ho Chi Minh City
ABB Transformers Ltd., Hanoi

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ZAMBIA
Asea Brown Boveri Ltd., Lusaka

ZIMBABWE
ABB Botton Armature Winding (Private) Ltd., Harare
ABB Fluidex (Private) Ltd., Harare
ABB Kent International Ltd.,Luton/Harare
Asea Brown Boveri (Private) Ltd., Harare

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